N / E / W / S     R / E / L / E / A / S / E

July 28, 2010

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2nd QUARTER RESULTS AND IMPROVED TANGIBLE CAPITAL

First Merchants Corporation (NASDAQ – FRME) has reported second quarter earnings totaling $.35 per fully diluted common share and net income available to common stockholders of $8.3 million.  Year-to-date earnings per fully diluted common share and net income available to common stockholders totaled $.36 and $8.4 million, respectively.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our results for the second quarter reflect continued progress in building our tangible capital, our net interest margin and in expense control. The second quarter of last year was our most difficult period through the recession so it is rewarding to post substantial improvement year over year. We are committed to working through the credit issues that remain in our loan portfolio”.  Rechin also stated, “The improvement in the tangible common equity ratio to 5.88 percent provides a stable capital base for the future.  Our highest priority continues to be meeting the needs of the communities and customers we serve and managing the improvement of our loan portfolio through the balance of the credit cycle.”

Total assets were $4.183 billion as of quarter end and total loans, including loans held for sale, were $3.059 billion as loan demand from our commercial and consumer customers remains soft.  The added liquidity produced from growth in the Corporation’s demand deposits of $48 million and loan maturities, throughout the twelve month period, resulted in strategic reductions of higher paying deposit liabilities and borrowings and increases in the Corporation’s bond portfolio.  The Corporation’s loan to deposit ratio is now 93.8 percent and its loan to asset ratio totals 73.1 percent.

Net-Interest margin expanded by 26 basis points, compared to the same three month period last year, and remained strong totaling 3.90 percent for the quarter as net interest income totaled just over $36 million, reflecting the strength of our asset yields and funding costs.

Non-interest income totaled $11.0 million for the quarter, after adjusting for gains from the sale of securities totaling $257,000 and other-than-temporary impairment (OTTI) charges of $400,000.  The second quarter of 2009 totaled $12.4 million on a comparative basis.  Nearly $500,000 of the decline is related to the lower income derived from interest rate floors that expired early in 2009.

Total non-interest expense for the second quarter of 2010 totaled $34.3 million, a decrease of $3.8 million compared to the second quarter 2009 results.  Salary and benefit expense declined by $1.7 million, or 8.9 percent, and is the primary cause of the expense reduction.

The Corporation’s pre-tax, pre-provision earnings totaled $12.8 million for the quarter.  When normalized for a fully taxable equivalent net interest income and various adjustments, the pre-tax, pre-provision earnings totaled $16.8 million for the second quarter of 2010.

The $10.1 million after-tax gain resulting from favorable accounting treatment attributed to the exchange of designated preferred securities for trust preferred securities as reported on form 8-K on July 2, 2010 was a clear contributor to the Corporation’s strong performance for the quarter.

As of June 30, 2010, the Corporation’s total risk-based capital measured 14.72 percent, Tier 1 risk-based capital totaled 11.88 percent, Tier 1 leverage ratio totaled 9.21 percent, and the tangible common equity ratio totaled 5.88 percent.  All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Wednesday, July 28, 2010.

To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation’s second quarter earnings release. International callers please call +1 412-858-4600. A replay of the call will be available until August 12, 2010 at 9:00 a.m. (ET). To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 442131.

In order to view the web cast and presentation slides, please go to http://www.talkpoint.com/viewer/starthere.asp?Pres=131510 during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, A Division of First Merchants Bank, N.A., Commerce National Bank, A Division of First Merchants Bank, N.A., as well as First Merchants Trust Company, N.A., and First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

First Merchants Corporation
2nd Quarter 2010 - Earnings Release

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	June 30,
	2010	2009
ASSETS
Cash and due from banks	$60,223	$73,668
Federal funds sold	4,101
Cash and cash equivalents	64,324	73,668
Interest-bearing time deposits	40,823	44,595
Investment securities	646,185	630,958
Mortgage loans held for sale	7,600	23,070
Loans	3,051,346	3,554,229
Less: Allowance for loan losses	(86,970)	(77,119)
Net loans	2,964,376	3,477,110
Premises and equipment	53,437	58,692
Federal Reserve and Federal Home Loan Bank stock	36,218	34,441
Interest receivable	18,894	20,778
Core deposit intangibles and goodwill	156,340	161,294
Cash surrender value of life insurance	95,666	93,876
Other real estate owned	20,124	20,227
Tax asset, deferred and receivable	52,839	62,183
Other assets	26,422	16,153
TOTAL ASSETS	$4,183,248	$4,717,045
LIABILITIES
Deposits:
Noninterest-bearing	$516,769	$512,368
Interest-bearing	2,744,194	3,078,555
Total Deposits	3,260,963	3,590,923
Borrowings:
Federal Funds purchased		15,042
Securities sold under repurchase agreements	107,505	115,011
Federal Home Loan Bank advances	100,540	268,938
Subordinated debentures, revolving credit lines and term loans	225,867	194,783
Total Borrowings	433,912	593,774
Interest payable	4,911	7,351
Other liabilities	25,933	51,619
Total Liabilities	3,725,719	4,243,667
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,649	112,009
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,524,948 and 21,067,477 shares	3,191	2,633
Additional paid-in capital	231,372	204,403
Retained earnings	158,118	172,688
Accumulated other comprehensive loss	(2,926)	(18,480)
Total Stockholders' Equity	457,529	473,378
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,183,248	$4,717,045

First Merchants Corporation
2nd Quarter 2010 - Earnings Release

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
INTEREST INCOME
Loans receivable:
Taxable	$43,977	$52,843	$89,425	$106,636
Tax exempt	252	247	529	462
Investment securities:
Taxable	3,286	3,261	6,177	7,024
Tax exempt	2,548	2,362	5,194	4,131
Federal funds sold	3	42	20	54
Deposits with financial institutions	95	116	155	218
Federal Reserve and Federal Home Loan Bank stock	330	199	690	672
Total Interest Income	50,491	59,070	102,190	119,197
INTEREST EXPENSE
Deposits	10,520	15,569	22,015	32,280
Federal funds purchased	4		4	22
Securities sold under repurchase agreements	429	507	928	974
Federal Home Loan Bank advances	1,440	2,447	3,004	5,396
Subordinated debentures, revolving credit lines and term loans	1,919	2,113	3,845	3,592
Total Interest Expense	14,312	20,636	29,796	42,264
NET INTEREST INCOME	36,179	38,434	72,394	76,933
Provision for loan losses	15,015	58,995	28,884	71,916
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR LOAN LOSSES	21,164	(20,561)	43,510	5,017
OTHER INCOME
Service charges on deposit accounts	3,506	3,888	6,768	7,430
Fiduciary activities	1,978	1,680	4,038	3,739
Other customer fees	2,195	1,946	4,693	3,949
Commission income	1,487	1,698	3,476	3,757
Earnings on cash surrender value of life insurance	526	331	1,034	654
Net gains and fees on sales of loans	1,185	1,678	2,334	3,108
Net realized gains/(losses) on sales of available for sale securities	257	1,154	2,099	3,946
Other-than-temporary impairment on available for sale securities	(400)	(2,045)	(888)	(2,523)
Other income	208	1,160	352	1,901
Total Other Income	10,942	11,490	23,906	25,961
OTHER EXPENSES
Salaries and employee benefits	17,942	19,685	35,504	39,700
Net occupancy	2,058	2,443	4,909	5,012
Equipment	1,861	1,909	3,714	3,785
Marketing	495	564	924	1,113
Outside data processing fees	1,311	1,405	2,591	3,338
Printing and office supplies	321	397	639	760
Core deposit amortization	1,192	1,278	2,399	2,555
FDIC assessments	2,243	3,494	3,965	4,070
Other expenses	6,920	7,017	14,338	12,573
Total Other Expenses	34,343	38,192	68,983	72,906
INCOME (LOSS) BEFORE INCOME TAX	(2,237)	(47,263)	(1,567)	(41,928)
Income tax expense (benefit)	(1,894)	(17,534)	(2,810)	(16,316)
NET INCOME (LOSS)	(343)	(29,729)	1,243	(25,612)
Gain on exchange of preferred stock for trust preferred debt	10,052		10,052
Preferred stock dividends and discount accretion	(1,443)	(1,450)	(2,893)	(2,078)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$8,266	$(31,179)	$8,402	$(27,690)
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$0.35	$(1.49)	$0.36	$(1.32)
Diluted Net Income (Loss) Available to Common Stockholders	$0.35	$(1.49)	$0.36	$(1.32)
Cash Dividends Paid	$0.01	$0.08	$0.02	$0.31
Average Diluted Shares Outstanding (in thousands)	25,633	21,060	23,555	21,041

First Merchants Corporation
2nd Quarter 2010 - Earnings Release

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
NET CHARGE OFF'S	$16,613	$40,378	$34,045	$46,380

AVERAGE BALANCES:
Total Assets	$4,282,299	$4,813,639	$4,322,808	$4,767,145
Total Loans	3,100,249	3,636,233	3,151,751	3,665,989
Total Earning Assets	3,868,749	4,383,570	3,912,442	4,341,330
Total Deposits	3,332,958	3,669,103	3,382,122	3,653,466
Total Stockholders' Equity	491,162	507,484	479,145	479,554

FINANCIAL RATIOS:
Return on Average Assets	0.77%	-2.59%	0.39%	-1.16%
Return on Average Stockholders' Equity	6.73	(24.58)	3.51	(11.56)
Average Earning Assets to Average Assets	90.34	91.07	90.51	91.07
Allowance for Loan Losses as % of Total Loans	2.84	2.16	2.84	2.16
Net Charge Off's as % of Average Loans (Annualized)	2.14	4.44	2.16	2.53
Dividend Payout Ratio	3.13	(5.41)	5.56	(23.66)
Average Stockholders' Equity to Average Assets	11.47	10.54	11.08	10.05
Tax Equivalent Yield on Earning Assets	5.38	5.52	5.38	5.61
Cost of Supporting Liabilities	1.48	1.88	1.52	1.95
Net Interest Margin (FTE) on Earning Assets	3.90	3.64	3.86	3.66

NON-PERFORMING ASSETS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Non-Accrual Loans	$120,205	$122,891	$118,409	$123,290	$112,220
Renegotiated Loans	1,657	859	8,833	5,595	4,216
Non-Performing Loans (NPL)	121,862	123,750	127,242	128,885	116,436
Real Estate Owned and Repossessed Assets	20,124	18,268	14,879	21,778	20,227
Non-Performing Assets (NPA)	141,986	142,018	142,121	150,663	136,663
90+ Days Delinquent	4,537	2,600	3,967	5,422	3,596
NPAS & 90 Day Delinquent	$146,523	$144,618	$146,088	$156,085	$140,259
Loan Loss Reserve	$86,970	$88,568	$92,131	$86,918	$77,119
YTD Charge-offs	34,045	17,432	81,628	60,821	46,380
NPAs / Actual Assets %	3.39%	3.25%	3.17%	3.37%	2.90%
NPAs & 90 Day / Actual Assets %	3.50%	3.30%	3.26%	3.49%	2.97%
NPAs / Actual Loans and REO %	4.61%	4.50%	4.32%	4.37%	3.80%
Loan Loss Reserves / Actual Loans (%)	2.84%	2.82%	2.81%	2.54%	2.16%
NCOs / YTD Average Loans (%)	1.08%	0.54%	2.30%	1.68%	1.27%

First Merchants Corporation
2nd Quarter 2010 - Earnings Release

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
ASSETS
Cash and due from banks	$60,223	$52,679	$76,801	$66,887	$73,668
Federal funds sold	4,101	7,044	102,346	52,828
Cash and cash equivalents	64,324	59,723	179,147	119,715	73,668
Interest-bearing time deposits	40,823	157,735	74,025	44,312	44,595
Investment securities	646,185	639,081	563,117	489,010	630,958
Mortgage loans held for sale	7,600	3,646	8,036	25,173	23,070
Loans	3,051,346	3,134,540	3,269,788	3,398,722	3,554,229
Less: Allowance for loan losses	(86,970)	(88,568)	(92,131)	(86,918)	(77,119)
Net loans	2,964,376	3,045,972	3,177,657	3,311,804	3,477,110
Premises and equipment	53,437	54,431	55,804	58,482	58,692
Federal Reserve and Federal Home Loan Bank stock	36,218	36,721	38,576	38,576	34,441
Interest receivable	18,894	19,532	20,818	22,359	20,778
Core deposit intangibles and goodwill	156,340	157,532	158,740	160,017	161,294
Cash surrender value of life insurance	95,666	95,146	94,636	94,267	93,876
Other real estate owned	20,124	18,268	14,879	21,778	20,227
Tax asset, deferred and refundable	52,839	59,190	64,394	59,244	62,183
Other assets	26,422	28,889	31,123	31,747	16,153
TOTAL ASSETS	$4,183,248	$4,375,866	$4,480,952	$4,476,484	$4,717,045
LIABILITIES
Deposits:
Noninterest-bearing	$516,769	$520,551	$516,487	$477,040	$512,368
Interest-bearing	2,744,194	2,877,235	3,020,049	3,035,455	3,078,555
Total Deposits	3,260,963	3,397,786	3,536,536	3,512,495	3,590,923
Borrowings:
Federal funds purchased					15,042
Securities sold under repurchase agreements	107,505	112,826	125,687	125,045	115,011
Federal Home Loan Bank advances	100,540	123,261	129,749	130,024	268,938
Subordinated debentures, revolving credit lines and term loans	225,867	194,794	194,790	194,787	194,783
Total Borrowings	433,912	430,881	450,226	449,856	593,774
Interest payable	4,911	4,812	5,711	5,722	7,351
Other liabilities	25,933	53,446	24,694	32,511	51,619
Total Liabilities	3,725,719	3,886,925	4,017,167	4,000,584	4,243,667
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,649	112,559	112,373	112,190	112,009
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,524,948 and 21,067,477 shares	3,191	3,187	2,653	2,648	2,633
Additional paid-in capital	231,372	230,764	206,600	205,759	204,403
Retained earnings	158,118	150,595	150,860	164,419	172,688
Accumulated other comprehensive loss	(2,926)	(8,289)	(8,826)	(9,241)	(18,480)
Total Stockholders' Equity	457,529	488,941	463,785	475,900	473,378
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,183,248	$4,375,866	$4,480,952	$4,476,484	$4,717,045

First Merchants Corporation
2nd Quarter 2010 - Earnings Release

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
INTEREST INCOME
Loans receivable:
Taxable	$43,977	$45,448	$48,297	$50,683	$52,843
Tax exempt	252	277	296	280	247
Investment securities:
Taxable	3,286	2,891	2,348	2,963	3,261
Tax exempt	2,548	2,646	2,668	2,788	2,362
Federal funds sold	3	17	37	27	42
Deposits with financial institutions	95	60	75	73	116
Federal Reserve and Federal Home Loan Bank stock	330	360	348	359	199
Total Interest Income	50,491	51,699	54,069	57,173	59,070
INTEREST EXPENSE
Deposits	10,520	11,495	12,445	13,666	15,569
Federal funds purchased	4			6
Securities sold under repurchase agreements	429	499	511	512	507
Federal Home Loan Bank advances	1,440	1,564	1,627	2,209	2,447
Subordinated debentures, revolving credit lines and term loans	1,919	1,926	1,921	1,932	2,113
Total Interest Expense	14,312	15,484	16,504	18,325	20,636
NET INTEREST INCOME	36,179	36,215	37,565	38,848	38,434
Provision for loan losses	15,015	13,869	26,020	24,240	58,995
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR LOAN LOSSES	21,164	22,346	11,545	14,608	(20,561)
OTHER INCOME
Service charges on deposit accounts	3,506	3,262	3,735	3,963	3,888
Fiduciary activities	1,978	2,060	1,826	1,844	1,680
Other customer fees	2,195	2,498	1,969	2,004	1,946
Commission income	1,487	1,989	1,181	1,459	1,698
Earnings on cash surrender value of life insurance	526	508	569	391	331
Net gains and fees on sales of loans	1,185	1,149	1,744	1,997	1,678
Net realized and unrealized gains on sales of available for sale securities	257	1,842	1,984	5,211	1,154
Other-than-temporary impairment on available for sale securities	(400)	(488)	(2,979)	(1,227)	(2,045)
Other income	208	144	(472)	41	1,160
Total Other Income	10,942	12,964	9,557	15,683	11,490
OTHER EXPENSES
Salaries and employee benefits	17,942	17,562	18,680	17,945	19,685
Net occupancy	2,058	2,851	2,816	2,422	2,443
Equipment	1,861	1,853	1,935	1,875	1,909
Marketing	495	429	513	508	564
Outside data processing fees	1,311	1,280	1,488	1,360	1,405
Printing and office supplies	321	318	359	300	397
Core deposit amortization	1,192	1,207	1,277	1,277	1,278
FDIC assessments	2,243	1,722	3,203	3,121	3,494
Other expenses	6,920	7,418	9,386	10,187	7,017
Total Other Expenses	34,343	34,640	39,657	38,995	38,192
INCOME (LOSS) BEFORE INCOME TAX	(2,237)	670	(18,555)	(8,704)	(47,263)
Income tax expense (benefit)	(1,894)	(916)	(8,334)	(3,774)	(17,534)
NET INCOME (LOSS)	(343)	1,586	(10,221)	(4,930)	(29,729)
Gain on exchange of preferred stock for trust preferred debt	10,052
Preferred stock dividends and discount accretion	(1,443)	(1,450)	(1,451)	(1,450)	(1,450)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$8,266	$136	$(11,672)	$(6,380)	$(31,179)
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.35	$0.01	$(0.55)	$(0.30)	$(1.49)
Diluted Net Income (Loss) Available to Common Stockholders	$0.35	$0.01	$(0.55)	$(0.30)	$(1.49)
Cash Dividends Paid	$0.01	$0.01	$0.08	$0.08	$0.08
Average Diluted Shares Outstanding (in thousands)	25,633	21,462	21,211	21,170	21,060
FINANCIAL RATIOS:
Return on Average Assets	0.77%	0.01%	-1.04%	-0.55%	-2.59%
Return on Average Stockholders' Equity	6.73	0.12	(9.87)	(5.35)	(24.58)
Average Earning Assets to Average Assets	90.34	90.64	90.28	90.82	91.07
Allowance for Loan Losses as % of Total Loans	2.84	2.82	2.81	2.54	2.16
Net Charge Off's as % of Average Loans (Annualized)	2.14	2.18	2.49	1.64	4.44
Dividend Payout Ratio	3.13	100.00	(14.55)	(26.67)	(5.41)
Average Stockholders' Equity to Average Assets	11.47	10.70	10.50	10.23	10.54
Tax Equivalent Yield on Earning Assets	5.38	5.39	5.48	5.56	5.52
Cost of Supporting Liabilities	1.48	1.57	1.62	1.73	1.88
Net Interest Margin (FTE) on Earning Assets	3.90	3.82	3.86	3.83	3.64

First Merchants Corporation
2nd Quarter 2010 - Earnings Release

LOANS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Commercial and industrial loans	$589,157	$621,591	$675,860	$806,289	$874,671
Agricultural production financing and other loans to farmers	108,439	109,457	121,031	124,601	121,361
Real estate loans:
Construction	111,070	131,548	158,725	147,343	162,765
Commercial and farmland	1,251,430	1,259,588	1,254,115	1,228,983	1,231,986
Residential	816,823	821,014	841,584	855,931	930,714
Individuals' loans for household and other personal expenditures	129,724	142,108	154,132	177,338	174,363
Tax exempt loans	18,025	23,047	22,049	23,846	23,596
Lease financing receivables, net of unearned income	6,143	6,396	7,135	7,797	8,095
Other loans	20,535	19,791	35,157	26,594	26,678
LOANS	3,051,346	3,134,540	3,269,788	3,398,722	3,554,229
Allowance for loan losses	(86,970)	(88,568)	(92,131)	(86,918)	(77,119)
NET LOANS	$2,964,376	$3,045,972	$3,177,657	$3,311,804	$3,477,110

DEPOSITS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Demand deposits	$1,246,006	$1,261,305	$1,308,741	$1,178,372	$1,197,646
Savings deposits	730,105	738,742	733,142	726,894	740,340
Certificates and other time deposits of $100,000 or more	374,016	416,113	438,264	492,875	503,971
Other certificates and time deposits	715,941	750,382	781,509	803,173	835,899
Brokered deposits	194,895	231,244	274,880	311,181	313,067
TOTAL DEPOSITS	$3,260,963	$3,397,786	$3,536,536	$3,512,495	$3,590,923